EXHIBIT 31.5

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT

TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Igor Gonda, Chief Executive Officer, certify that:

1.	I have reviewed this Amendment No. 3 to Annual Report on Form 10-K of Aradigm Corporation for the year ended December 31, 2015; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Igor Gonda
Igor Gonda
President and Chief Executive Officer

Dated: August 16, 2016